UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  August 20, 2025

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrants	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NextEra Energy, Inc.	Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
	6.926% Corporate Units	NEE.PRR	New York Stock Exchange
	7.299% Corporate Units	NEE.PRS	New York Stock Exchange
	7.234% Corporate Units	NEE.PRT	New York Stock Exchange

Florida Power & Light Company	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On August 20, 2025, Florida Power & Light Company (FPL) and ten of the 13 intervenor groups in FPL's base rate proceeding (such ten intervenors, collectively, the participating intervenors) filed with the Florida Public Service Commission (FPSC) a joint motion requesting that the FPSC approve a stipulation and settlement agreement signed by those parties (proposed 2025 rate agreement) that would resolve all matters in FPL's pending base rate proceeding.

Key elements of the proposed 2025 rate agreement, which would be effective from January 2026 through at least December 2029, include the following:

•New retail base rates and charges would be established resulting in the following increases in annualized retail base revenues:
◦$945 million beginning January 1, 2026; and
◦$705 million beginning January 1, 2027.
•In addition, FPL would receive, subject to conditions specified in the proposed 2025 rate agreement, base rate increases associated with solar generation projects that enter service in 2027, 2028, and 2029 and battery storage projects that enter service in 2028 and 2029 through a Solar and Battery Base Rate Adjustment (SoBRA) mechanism. FPL would be required to demonstrate either a specified economic or resource/reliability need for these projects.
•FPL's authorized regulatory return on common equity (regulatory ROE) would be 10.95%, with a range of 9.95% to 11.95%. If FPL's earned regulatory ROE were to fall below 9.95%, FPL could seek retail base rate relief. If the earned regulatory ROE were to rise above 11.95%, any party with standing could seek a review of FPL's retail base rates.
•FPL's authorized regulatory capital structure would reflect a 59.6% equity ratio, consistent with prior base rate cases.
•FPL would be authorized to implement a rate stabilization mechanism (RSM) over the term of the proposed 2025 rate agreement that would be comprised of: 1) up to $1.155 billion of certain deferred tax liabilities related to repairs and mixed service costs, 2) any balance remaining related to FPL’s existing reserve amortization mechanism as of January 1, 2026, and 3) investment tax credit amortization associated with certain battery storage projects that will go into service in 2025 (collectively, the RSM reserve). Subject to certain conditions, FPL could amortize the RSM reserve over the term of the proposed 2025 rate agreement, provided that in any year of the proposed 2025 rate agreement FPL would be required to amortize at least enough RSM reserve amount to maintain its minimum authorized regulatory ROE and also could not amortize any RSM reserve amount that would result in an earned regulatory ROE in excess of its maximum authorized regulatory ROE.
•In addition, FPL would recognize in base rates the customers’ share of the gains generated through the asset optimization program, previously approved by the FPSC, in the month in which the gains are generated, and 100% of any annual gains in excess of $150 million would be provided to customers through the fuel cost recovery clause.
•Future storm restoration costs would continue to be recoverable on an interim basis beginning 60 days from the filing of a cost recovery petition, but capped at an amount that produces a surcharge of no more than $5 for every 1,000 kilowatt-hours of usage on residential bills during the first 12 months of cost recovery. Any additional costs would be eligible for recovery in subsequent years. If storm restoration costs, inclusive of the costs to replenish the storm reserve, exceed the cap, FPL could request an increase to the $5 surcharge.
•If federal or state permanent corporate income tax changes become effective during the term of the proposed 2025 rate agreement, FPL would be able to prospectively adjust base rates after a review by the FPSC.
•FPL would be permitted to implement tariffs for large load customers with new or incremental load of 50 megawatts or greater and with a load factor of at least 85%.

The proposed 2025 rate agreement will not become effective unless approved by the FPSC. In the August 20, 2025 filing, FPL and the participating intervenors requested that the FPSC rule on the proposed 2025 rate agreement such that new rates can be implemented by January 1, 2026. The FPSC's decision may also involve their consideration of FPL's as-filed base rate proceeding.

The foregoing summary is qualified in its entirety by the provisions of the proposed 2025 rate agreement, a copy of which (excluding exhibits) is filed as Exhibit 99 to this Current Report on Form 8-K, and incorporated herein by reference.

Cautionary Statements and Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NextEra Energy) and FPL regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's and FPL's control. Forward-looking statements include, among others, statements concerning the effects of the proposed 2025 rate agreement. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and FPL and their business and financial condition are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements, or may require them to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, those discussed in this Form 8-K and the following: effects of extensive regulation of NextEra Energy's and FPL's business operations; inability of NextEra Energy and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory, operational and economic factors on regulatory decisions important to NextEra Energy and FPL; effect of any reductions or modifications to, or elimination of, governmental incentives or policies that support clean energy projects of NextEra Energy and FPL and its affiliated entities or the imposition of additional tax laws, tariffs, duties, policies or other costs or assessments on clean energy or equipment necessary to generate, store or deliver it; impact of new or revised laws, regulations, executive orders, interpretations or constitutional ballot and regulatory initiatives on NextEra Energy and FPL; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy and FPL; effects on NextEra Energy and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal, state and local government regulation of their operations and businesses; effect on NextEra Energy and FPL of changes in tax laws, guidance or policies as well as in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy and FPL of adverse results of litigation; impacts on NextEra Energy or FPL of allegations of violations of law; effect on NextEra Energy and FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, storage, transmission and distribution facilities, natural gas and oil production and transportation facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy and FPL resulting from risks related to project siting, planning, financing, construction, permitting, governmental approvals and the negotiation of project development agreements, as well as supply chain disruptions; risks involved in the operation and maintenance of electric generation, storage, transmission and distribution facilities, natural gas and oil production and transportation facilities, and other facilities; effect on NextEra Energy and FPL of a lack of growth, slower growth or a decline in the number of customers or in customer usage; impact on NextEra Energy and FPL of severe weather and other weather conditions; threats of geopolitical factors, terrorism and catastrophic events that could result from terrorism, cyberattacks or other attempts to disrupt NextEra Energy's and FPL's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy and FPL against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low natural gas and oil prices, disrupted production or unsuccessful drilling efforts could impact NextEra Energy Resources, LLC’s (NextEra Energy Resources) natural gas and oil production operations and cause NextEra Energy Resources to delay or cancel certain natural gas and oil production projects and could result in certain assets becoming impaired; risk to NextEra Energy Resources of increased operating costs resulting from unfavorable supply costs necessary to provide NextEra Energy Resources' full energy and capacity requirements services; inability or failure to manage properly or hedge effectively the commodity risk within its portfolio; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's and FPL's risk management tools associated with their hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation operations on sale and delivery of power or natural gas by NextEra Energy, including FPL; exposure of NextEra Energy and FPL to credit and performance risk from customers, hedging counterparties and vendors; failure of NextEra Energy or FPL counterparties to perform under derivative contracts or of requirement for NextEra Energy or FPL to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's or FPL's information technology systems; risks to NextEra Energy and FPL's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in over-the-counter markets; impact of negative publicity; inability of FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; environmental, health and financial risks associated with NextEra Energy Resources’ and FPL's ownership and operation of nuclear generation facilities; liability of NextEra Energy and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures and/or reduced revenues at nuclear generation facilities of NextEra Energy or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy Resources' or FPL's owned nuclear generation units through the end of their respective operating licenses or planned license extensions; effect of disruptions, uncertainty or volatility in the credit and capital markets or actions by third parties in connection with project-specific or other financing arrangements on NextEra Energy's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; defaults or noncompliance related to project-specific, limited-recourse financing agreements; inability of NextEra Energy, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; impairment of NextEra Energy's and FPL's liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NextEra Energy's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's assets and investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; the fact that the amount and timing of dividends payable on NextEra Energy's common stock, as well as the dividend policy approved by NextEra Energy's board of directors from time to time, and changes to that policy, are within the sole discretion of NextEra Energy's board of directors and, if declared and paid, dividends may be in amounts that are less than might be expected by shareholders; XPLR Infrastructure, LP’s inability to access sources of capital on commercially reasonable terms could have an effect on its ability to consummate future acquisitions and on the value of NextEra Energy’s limited partner interest in XPLR Operating Partners, LP; effects of disruptions, uncertainty or volatility in the credit and capital markets on the market price of NextEra Energy's common stock; and the ultimate severity and duration of public health crises, epidemics and pandemics, and its effects on NextEra Energy’s or FPL’s businesses. NextEra Energy and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2024 and other Securities and Exchange Commission (SEC) filings, and this Form 8-K should be read in conjunction with such SEC filings. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description	NextEra Energy, Inc.	Florida Power & Light Company
99	Stipulation and Settlement Agreement dated August 20, 2025	x	x
101	Interactive data files for this Form 8-K formatted in Inline XBRL	x	x
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)	x	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date:  August 20, 2025

NEXTERA ENERGY, INC.
(Registrant)

WILLIAM J. GOUGH
William J. Gough Vice President, Controller and Chief Accounting Officer

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KEITH FERGUSON
Keith Ferguson Vice President, Accounting, Financial Planning and Controller

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